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                                  COVANCE INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                     2002 EMPLOYEE EQUITY PARTICIPATION PLAN
                                  (200_ AWARD)


         NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of ______________ (the "Agreement") between COVANCE INC., a Delaware Company (the "Company"), located at 210 Carnegie Center, Princeton, New Jersey 08540, and ________________ (the "Employee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         A. WHEREAS, the Employee is now employed by the Company, or a corporation which is a "subsidiary corporation" of the Company, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time (the "Code") or which is an entity in which the Company holds beneficially at least fifty percent (50%) of the ownership interest (each, "Subsidiary Company"), in an important executive, managerial or technical capacity.

         B. WHEREAS, the Company desires to have the Employee remain in the employment of the Company or a Subsidiary Company and to afford the Employee the opportunity to acquire, or enlarge the Employee's stock ownership in the Company so that the Employee may have direct proprietary interest in the Company's success;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth below, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT; VESTING. (a) Subject to the terms and conditions of the Employee Equity Participation Plan (as such plan may be amended, modified or supplemented from time to time, the "Plan") and this Agreement, the Company hereby grants to the Employee, from the date of this Agreement ("Grant Date"), to __________________ [THREE YEARS FROM GRANT DATE] ("Expiration Date"), the option (the "Option") to purchase from the Company up to an aggregate of ______ shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock") at the exercise price of $_____ per share (the "Option Price"). This Option is not an incentive stock option under Section 422 of the Code.

         (b) The Option shall vest and may be exercised, in whole or in part, as follows:

         (i) Commencing twelve (12) months after the Grant Date, one-third (1/3) of the aggregate Shares.

         (ii) Commencing twenty-four (24) months after the Grant Date, an additional one-third (1/3) of the aggregate Shares.

         (iii) Commencing thirty-six (36) months after the Grant Date, an additional one-third (1/3) of the aggregate Shares.

         2. EXERCISE. (a) The Option shall be exercised by the Employee delivering to the Vice President, Human Resources, (i) written notice specifying the numbers of Shares the Employee desires to purchase, and (ii) the Option Price of the Shares being exercised and the amount of any applicable federal and state withholding taxes (the "Purchase Price"). The Purchase Price shall be payable in (A) cash, (B) a certified check payable to the Company or (C) shares of Common Stock owned for at least six months by the Employee with a Current Market Value (as defined below) equal to the Purchase Price duly endorsed or accompanied by stock power executed in blank. Current Market Value shall mean the average of the high and low selling prices of Common Stock on the date of exercise as reported by the New York Stock Exchange. In no event will the Employee receive or be entitled to an additional or "reload" stock option by virtue of exercise of the Option.

         (b) Within fifteen (15) business days after any exercise of the Option, in whole or in part, by the Employee, the Company shall instruct the transfer agent to issue to the Employee the number of shares with respect to which the Option shall be so exercised. The Company shall deliver to the Employee a certificate registered in the Employee's name.

          3. TERMINATION. The Option, whether vested or unvested, shall terminate and be of no further force or effect in accordance with the following provisions:

         (a)      EXPIRATION. The occurrence of the Expiration Date.

         (b) NORMAL OR EARLY RETIREMENT WITH THE CONSENT OF THE COMPANY. If the Employee's employment shall terminate on account of normal retirement or early retirement with the consent of the Company, the portion of the Option which had vested prior to such termination or retirement may be exercised for the remaining life of the Option and

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                  the portion of the Option which had not vested vested prior to such termination or retirement shall terminate immediately upon such termination or retirement.

         (c) EARLY RETIREMENT WITHOUT CONSENT OR TERMINATION FOR PERFORMANCE. If the Employee shall retire early without the consent of the Company or if the Employee's employment shall be terminated for performance, the portion of the Option which had vested prior to such retirement or termination may be exercised for 90 days following such retirement or termination to the extent exercisable at the date of such retirement or termination, and the portion of the Option which had not vested prior to such retirement or termination shall terminate immediately upon such retirement or termination.

         (d) DEATH. If the Optionee shall die while employed, the portion of the Option which had vested prior to the Employee's death may be exercised by the Optionee's duly appointed legal representative during the remaining life of the Option, and the portion of the Option which had not vested prior to such death shall terminate immediately upon such death.

         (e) DISABILITY. If the Employee's employment shall terminate as a result of disability (as defined in Section 22(e) (3) of the Code), the portion of the Option which had vested prior to such termination may be exercised during the remaining life of the Option, and the portion of the Option which had not vested prior to such termination shall terminate immediately upon such termination.

         (f) DIVESTITURE, ETC. If the Employee's employment is terminated due to a reduction in force or divestiture or discontinuance of certain of the Company's operations, the portion of the Option which had vested prior to such termination may be exercised for one year after such termination of employment, and shall terminate thereafter.

         (g) VOLUNTARY TERMINATION, DERELICTION OF DUTIES OR HARMFUL ACTS. If the Employee voluntarily leaves the employ of the Company without its express consent, this Option shall terminate immediately and be of no further force or effect. If the Employee shall cause the Company to suffer financial harm or damage to its reputation (either before or after termination of employment) through (i) dishonesty, (ii) material violation of the Company's standards of ethics or conduct, or (iii) material deviation from the duties owed the Company by the Employee, this Option shall terminate and be of no further force or effect.

         (h) TRANSFERS. If the Employee shall be transferred from the Company to a Subsidiary Company, or from a Subsidiary Company to the Company, or from a Subsidiary Company to another Subsidiary Company, his employment shall not be deemed to be terminated by reason of such transfer. The portion of the Option that had already vested may be exercised for one year after the date on which a Subsidiary Company in which the Employee is employed shall cease to be a Subsidiary Company and the Employee is not thereupon transferred to and employed by the Company or another Subsidiary Company, and shall terminate thereafter.

         4. CONSTRUCTION. Whenever the word "Employee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by Will, by the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, modified or supplemented from time to time ("ERISA"), it shall be deemed to include such person.

         5. RESTRICTIONS ON TRANSFER. The Option is not transferable by the Employee otherwise than by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of ERISA. During the Optionee's lifetime, the Option shall be exercisable only by him and any shares purchased upon the exercise of the Option shall be issued in the name of the Employee alone. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, (except by Will, the laws of descent and distribution, or a qualified domestic relations order pursuant to the Code or Title I of ERISA), shall vest in the assignee or transferee any interest or right herein to the Option whatsoever. Further, immediately upon any attempt to assign or transfer the Option, the Option shall terminate and be of no further force or effect.

         6. RIGHTS. The Employee shall not be deemed, for any purpose, to be a stockholder of the Company with respect to any Shares underlying the Option which shall not have been exercised and payment and issue made as in this Agreement provided.

         7. POWERS. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


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         8. ADJUSTMENTS; RECAPITALIZATION. The Shares subject to the Option are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if and whenever, prior to the delivery by the Company of the Shares subject to the Option, the Company shall effect a subdivision or consolidation of shares, or other capital adjustment, or the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) in the event of any increase in the number of such shares outstanding, the number of Shares then remaining subject to the Option shall be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and (b) in the event of a reduction in the number of shares outstanding, the number of Shares of then remaining subject to the Option shall be proportionately reduced, and the cash consideration payable per share shall be proportionately increased. There shall be no adjustment to the Option with respect to the payment of cash dividends to the Company's stockholders.

         9. CHANGE OF CONTROL. All Options which have not vested as of the date of a Change of Control (as defined below) occurs, shall vest and be immediately exercisable by Employee upon a Change of Control. For purposes of this Agreement, a Change of Control shall be defined as:

         (1) any person (including as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) who becomes the beneficial owner, directly or indirectly, of securities representing 20% or more of the combined voting power of the Company's then outstanding securities; or

         (2) as a result of a proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate), a majority of the individuals elected to serve on the Company's Board of Directors are different than the individuals who served on the Company's Board of Directors at any time within the two years prior to such proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate); or

         (3) when Company shareholders approve a merger or consolidation (where in each case the Company is not the survivor thereof), a sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation; or

         (4) where an offerer (other than the Company) purchases shares of Common Stock pursuant to a tender exchange offer for such shares.

         10. CHANGES IN LAW. Notwithstanding anything in this Agreement to the contrary, if at any time from the Grant Date to the Expiration Date, any law or regulations of any governmental authority having jurisdiction in the premises shall require either the Company or the Employee to take any action in connection with the Shares then to be issued, the issue of such Shares shall be deferred until such action shall have been taken.

         11. DISPUTE. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be finally determined by the Company's Compensation Committee of the Board of Directors in its absolute and uncontrolled discretion, and any such determination or any other determination by the Company's Compensation Committee of the Board of Directors under or pursuant to this Agreement and any interpretation by the Company's Compensation Committee of the Board of Directors of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

         12. SECURITIES LAW RESTRICTIONS. The Employee represents and warrants that he or she is acquiring this Option, and, in the event this Option is exercised, the Shares, for investment, for his or her own account and not with a view to the distribution thereof, and that the Employee has no present intention of disposing of this Option or the Shares or any interest therein or sharing ownership thereof with any other person or entity. The Employee shall not sell, pledge or transfer the Shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended.

         13. DATA AUTHORIZATION. The Employee acknowledges and consents to the collection, use, processing and transfer of personal data as described in this paragraph. The Company, its subsidiaries and the Employee's employer hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in the Employee's favor, for the purpose of managing and administering the Plan ("Data"). The Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Employee's participation in the Plan, and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, the United States, or elsewhere. The Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Employee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the


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subsequent holding of shares of stock on the Employee's behalf to a broker or other third party with whom the Employee may elect to deposit any shares of stock acquired pursuant to the Plan. The Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect the Employee's ability to participate in the Plan.

         14. DISCRETIONARY NATURE OF PLAN. The Employee acknowledges and agrees that the Plan is discretionary in nature and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of stock options under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of stock options or benefits in lieu of stock options in the future. Future grants of stock options, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of stock options, vesting provisions, and the exercise price.

         15. NO EFFECT ON EMPLOYMENT. This Agreement does not give, nor shall it be construed as giving, the Employee any right to employment by the Company or any of its subsidiaries or affiliates.

         16. GOVERNING LAW; BINDING EFFECT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ALL QUESTIONS CONCERNING THE VALIDITY AND CONSTRUCTION THEREOF SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF SAID STATE; PROVIDED, HOWEVER, THAT ALL MATTERS OF CORPORATE GOVERNANCE AND OTHER CORPORATE MATTERS CONCERNING DELAWARE CORPORATIONS SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

         17. EFFECT ON COMPENSATION. Notwithstanding anything in this Agreement to the contrary, none of the Options or the Shares subject to the Options, if any, granted or paid to Employee shall be considered compensation for the purpose of determining Employee's compensation under any other benefit or compensation plan of the Company, including, without limitation, any bonus plan, variable compensation plan, long-term incentive plan, pension plan or other retirement plans.

         18. PLAN DOCUMENT. This Agreement is subject in all respects to the terms and conditions of the Plan, a copy of which may be obtained from the Company's Vice President, Human Resources, 210 Carnegie Center, Princeton, New Jersey 08540. To the extent that there is any inconsistency or conflict between this Agreement and the Plan, the Plan shall control.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his hand, all on the day and year first above written.

                                        COVANCE INC.


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Attest:



------------------------------

                                       EMPLOYEE


                                       -------------------------------------
                                       Optionee's Signature

                                       Print Name:
                                                  --------------------------

                                       S.S./S.I. Number:
                                                        --------------------


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